LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 2000

Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND
SERIES II, III, IV, V, VI AND VII

        "... Virtually all technology stocks took a nosedive during the [spring] correction; however, only the quality companies with sound business fundamentals bounced back. Many of the speculative Internet-related issues didn't rebound. Since we had only minor exposure to the Internet sector, the fund came through the downturn virtually unscathed. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
LARGEST HOLDINGS
11
INDIVIDUAL HOLDINGS
12
PORTFOLIO OF INVESTMENTS
22
FINANCIAL STATEMENTS
26
FINANCIAL HIGHLIGHTS
30
NOTES TO FINANCIAL
STATEMENTS
34
REPORT OF AUDITORS

AT A GLANCE

 KEMPER RETIREMENT FUND
 SERIES II-VII TOTAL RETURNS*
 FOR THE YEAR ENDED JULY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)

    SERIES II                                 10.45%
 ........................................................
    SERIES III                                10.49%
 ........................................................
    SERIES IV                                 9.41%
 ........................................................
    SERIES V                                  10.07%
 ........................................................
    SERIES VI                                 9.80%
 ........................................................
    SERIES VII                                8.73%
 ........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS TABLE AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  7/31/00    7/31/99
 .........................................................
    SERIES II                       $11.92     $12.54
 .........................................................
    SERIES III                      $11.09     $10.62
 .........................................................
    SERIES IV                       $11.08     $10.79
 .........................................................
    SERIES V                        $10.55     $10.18
 .........................................................
    SERIES VI                       $11.70     $11.22
 .........................................................
    SERIES VII                      $11.60     $10.95
 .........................................................

 DIVIDEND REVIEW

 DURING THE REPORTING PERIOD, KEMPER RETIREMENT FUND SERIES II-VI MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            INCOME     LONG-TERM
                           DIVIDEND   CAPITAL GAIN
 ......................................................
    SERIES II               $0.67        $1.24
 ......................................................
    SERIES III              $0.30        $0.32
 ......................................................
    SERIES IV               $0.31        $0.39
 ......................................................
    SERIES V                $0.25        $0.38
 ......................................................
    SERIES VI               $0.25        $0.35
 ......................................................
    SERIES VII              $0.29           --
 ......................................................

TERMS TO KNOW

BENCHMARK A gauge of relative performance, often a broad market index. When comparing the performance of a fund and a benchmark, it's important to note any differences between the two. For instance, Kemper Retirement Fund invests only a portion of its assets in large-cap stocks, while the S&P 500 is composed entirely of stocks.

NARROW MARKET A period in which only a few holdings drive the performance of the overall market. Since 1998, the domestic stock market has generally been narrow, with only a handful of large-cap growth and technology stocks contributing the majority of gains.

PRICE-TO-EARNINGS (P/E) RATIO An indication of how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

VOLATILITY The characteristic of a security (such as a stock or bond), commodity or market to rise and fall sharply in price within a short period of time. A stock may be volatile due to company, industry, market or economic factors.

ZERO-COUPON BOND A bond that makes no periodic payments of interest and is sold at a deep discount to its face value. Instead of receiving periodic payments, the buyer receives the face value of the bond at maturity. For U.S. Treasury bonds, this payment is guaranteed. Although the payment is guaranteed, U.S. Treasury bonds can be quite volatile prior to their maturity, particularly during periods of fluctuating interest rates.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes truly distressful, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered. The Fed decided to leave rates unchanged at both its June and August meetings, and in his testimony before Congress in late July, Fed Chairman Alan Greenspan said he believes a slowdown has indeed arrived.

  Before explaining why we agree with the Fed that a slowdown is a good bet, let's review how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  The Fed only started raising interest rates a little over year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The sharp drop in housing starts and auto sales from their February peak is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to continue to drop and to be lower in 2001 than in 2000.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 9 percent more from January through July of this year than they did during the first seven months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the telecommunications sector will see unit growth of more than 30 percent this year, double the average growth of the past six years. It's hard even for

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (8/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                        5.8                    6.5                    5.9                   5.3
Prime rate (2)                                   9.5                   8.75                   8.25                   8.5
Inflation rate (3)*                              3.6                    2.7                    2.1                   1.7
The U.S. dollar (4)                              5.1                    2.3                   -5.7                     8
Capital goods orders (5)*                       13.2                   11.4                    8.4                   6.4
Industrial production (5)*                       5.8                    5.2                    4.6                   3.2
Employment growth (6)                            1.9                      2                    2.2                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 7/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. However, there is some evidence of moderation. Retailers have been reporting sluggish summer sales, and the back-to-school season is getting off to a slow start. This is music to the Fed's ears, because the policymakers would like nothing better than to sit on the sidelines until well after the Presidential election.

  So what will the slowdown look like? It will be concentrated in retail sales, housing starts and job creation slowed (at least that's where it has surfaced so far). However, strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about
3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's earlier tightening will probably rein growth in to just 3 percent.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF SEPTEMBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND. SHE HAS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[LANGBAUM PHOTO]

[DOLAN PHOTO]

PORTFOLIO MANAGERS GARY LANGBAUM, C.F.A., AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE REPORT PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON THE MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

KEMPER RETIREMENT FUND'S RECENT ANNUAL PERIOD -- AUGUST 1, 1999, THROUGH JULY 31, 2000 -- WAS ONE OF RISING INTEREST RATES AND MARKET VOLATILITY. BELOW, LEAD PORTFOLIO MANAGER TRACY MCCORMICK DISCUSSES HOW SHE GUIDED KEMPER RETIREMENT FUND PORTFOLIOS THROUGH THE CHALLENGING ONE-YEAR PERIOD.

Q      BEFORE YOU DISCUSS THE PERFORMANCE OF THE FUNDS, WILL YOU REVIEW THE PAST
YEAR'S MARKET CLIMATE?

A      In the past year, we witnessed two distinct periods. From August 1999 through February 2000, the market posted strong returns dominated by high-flying technology issues. Along with an active initial public offering (IPO) market advances in technology -- specifically semiconductors and wireless communication business -- drove this performance. The technology-dominated market spiraled upward even as the Federal Reserve Board continued to increase interest rates.
  After stocks reached new highs in February, investors became skeptical about the technology-driven market's ability to maintain its lofty perch. The market experienced a sharp correction in March. This correction was the result of investors' retreating from high-P/E technology and Internet-related stocks, and moving into other areas of the market with more reasonable valuations. Since the correction, the market has remained volatile with no dominant sector.

Q      HOW DID THE KEMPER RETIREMENT FUND PORTFOLIOS PERFORM FOR THE 12 MONTHS
ENDING JULY 31, 2000?

A      The portfolios gained between 8.73 percent (Series VII) and 10.49 percent
(Series III), both returns unadjusted for any sales charge. For the same period, the all-equity S&P 500 gained 8.97 percent.

  While our return figures may seem modest compared with fund returns on which the media focus, keep in mind that the portfolios typically invest only a portion of assets in stocks; the remainder is invested in zero-coupon U.S. Treasury bonds. The bonds anchor the fund's guaranteed return of original investment, but they also limit the fund's ability to participate fully in the equity market.

  Remember, guaranteed return of original investment applies only to shareholders who hold their investment to the portfolios' maturity date and who reinvest all dividends. Please see the prospectus for more details.

Q     WHY DIDN'T EACH KEMPER RETIREMENT FUND PORTFOLIO PERFORM IDENTICALLY?

A     The variance among returns is due to the fact that each Kemper Retirement
Fund portfolio has a unique maturity date and, consequently, a different percentage of assets invested in bonds. For example, while we typically buy the same stocks for every portfolio (as cash flows permit), each portfolio's assets are divided differently between stocks and bonds. As we've noted, the bonds underpin the guaranteed return of original investment. Typically, zero-coupon bonds carry lower price tags when interest rates are high. That's because accrued interest makes up the difference between the price at purchase and the face value at maturity. Because the portfolios began operations in varying

PERFORMANCE UPDATE

interest-rate environments, different amounts of zero-coupon bonds were required to cover the guarantee. Kemper Retirement Fund -- Series II began operations during a period when interest rates were high. We needed to purchase fewer bonds needed to support the guarantee, freeing more assets that could be invested in the stock market. Series VII, meanwhile, began operations during a lower-interest-rate environment. A greater percentage of the portfolio was therefore invested in bonds.

Q

      WILL YOU TELL US MORE ABOUT THE ZERO-COUPON BONDS THAT THE KEMPER RETIREMENT FUND PORTFOLIOS HOLD?

A
      Zero-coupon U.S. Treasury bonds are debt obligations issued by the federal government and sold at a considerable discount from their face value. "Zero-coupon" means that the bondholder receives no periodic interest payments. When the bonds mature, the bondholder receives the face value of the bond. Because the U.S. government backs the bonds, the payment is guaranteed.

  Prior to the instrument's maturity, the principal value of a zero-coupon bond is subject to volatility, especially when interest rates are shifting. Generally, zero-coupon bonds have higher prices when interest rates are low.

Q

      HOW DID THE TECHNOLOGY-FUELED MARKET CORRECTION IN MARCH AFFECT THE KEMPER RETIREMENT FUND PORTFOLIOS?

A
      Virtually all technology stocks took a nosedive during the [spring] correction; however, only quality companies with sound business fundamentals bounced back. Many speculative Internet-related issues didn't rebound. Since we had only minor exposure to the Internet sector, the funds came through the downturn virtually unscathed.

  Although many Internet companies enjoyed strong performance before the correction, most never met our strict investment criteria. We look for companies with seasoned management, and an ability to deliver sustainable, consistent earnings growth. We were also concerned about valuations. While we maintained a market weighting in technology during the period, finding reasonably priced technology companies was difficult. Since the correction, we've seen valuations in this sector decline to what we believe are more reasonable levels.

  The fund's semiconductor stocks experienced dramatic increases leading up to the technology correction but they have continued to struggle since March. The semiconductor industry builds the computer hardware and chips that are an integral part of cellular and wireless communications, computers and calculators, among many other goods. Although we're disappointed with the industry's most recent performance, we believe these stocks are experiencing a temporary downturn. The demand for the products these companies provide continues to grow at a rapid rate. We've used the recent weakness in this area to add to some of the technology stocks. We've added to our positions in Veritas, Dell, IBM, Siebel Systems and Nortel.

Q

      PLEASE TELL US ABOUT YOUR STOCK SELECTION PROCESS.

A
      Successful stock selection is about both quality of information and using the most relevant facts in the most appropriate way. We use a rigorous, "growth-at-a-reasonable price" discipline and seek to uncover quality large-cap stocks that are trading at attractive prices relative to their growth potential. Intensive, proprietary research is key to our process. We don't make our decisions based on the Wall Street crowd, unsubstantiated rumors or wishful thinking. We evaluate companies' balance sheets, management and product lines, as well as industry trends and competitive positioning. Here, our goal is to find a catalyst for excellent long-term growth. These catalysts come from a variety of sources, including innovative product developments, cost-cutting strategies and management changes, to name just a few.

  Our investment process is also grounded in discipline. That's true for both our buy and sell strategies. We begin to put an exit strategy into play when a stock reaches our pre-established price targets or when we see signs of potential deterioration in fundamentals or earnings growth.

Q

      PLEASE PROVIDE SOME EXAMPLES OF YOUR INVESTMENT DISCIPLINE IN ACTION.

A
      One area that has been successful for the portfolios is the consumer staples sector, where the portfolios are concentrated in media stocks. Companies such as Disney, Viacom, Infinity and Univision were some of the portfolio's strongest performers during the year. As these companies appreciated to our preset price targets, we began to reduce our position. The companies were continuing to gain at that point, but nothing had changed fundamentally, so we didn't sway from our sell discipline. We reduced our positions slowly as their prices continued to rise.

PERFORMANCE UPDATE

Q     WILL YOU HIGHLIGHT SOME OTHER AREAS THAT WORKED OUT WELL FOR THE KEMPER
RETIREMENT PORTFOLIOS?

A     The health care, financial services and energy sectors were some of the portfolios' strongest performers during the year.

  The pharmaceutical companies in the portfolios boosted their portfolios' health care sector performance. Pharmaceuticals rallied as investors fled high-priced technology issues for these more conservative stocks. New products and good pipelines helped propel Forest Labs, ALZA and Amgen during the period. Although we're pleased with the sector's strong performance, we're also cautiously optimistic. We expect the industry to remain volatile at least until the November presidential election and possibly beyond.

  The portfolios' financial stocks, despite rising interest rates, posted strong performance. We stayed away from the most spread-sensitive stocks, such as regional banks, many of which performed poorly as rates rose. Instead, we invested in insurance companies -- specifically, property and casualty firms, such as Hartford Insurance, which benefited from improved pricing. We also invested in large diversified financial institutions, such as Marsh & McLennan, and consumer finance firms, such as Household Finance and Capital One.

  As oil prices rose during the period, the portfolios' investment in oil service companies enjoyed strong gains. Higher oil prices fueled an increase in capital expenditures. Holdings such as Schlumberger, Transocean Sedco Forex and Halliburton were direct beneficiaries of the increase in budgets.

Q     WHAT HINDERED OVERALL PERFORMANCE?

A     Retail stocks have been disappointing. We're invested in discount retailers such as Home Depot, Target and Wal-Mart, which typically fare better than department store retailers do as interest rates rise. However, these retailers have struggled with most others as the economy has begun to slow. We believe, however, that interest rates have peaked, and we expect to see improved performance from these retailers.

Q     HOW DID THE RECENT LEGAL PROCEEDINGS INVOLVING MICROSOFT, ONE OF THE
KEMPER RETIREMENT FUND'S TOP HOLDINGS, IMPACT PORTFOLIO PERFORMANCE?

A     This spring, in an antitrust lawsuit, Microsoft was handed an order by a federal court to break up its operations. Although the case is currently under appeal, the news caused a swift decline in the software giant's stock price, which in turn hurt the fund's performance. We believe the market overreacted, so despite the media hype, we added to our Microsoft investment. Since that time, the stock price has rebounded strongly, and we expect more gains as Microsoft's fundamentals continue to improve. The company is making great strides in developing products that will help it compete in the new Web-enabled technology market. We believe the company's new Office 2000 product line will win wide marketplace acceptance this year. Microsoft is also well positioned to expand market share in computer servers, where it currently runs second to Sun Microsystems/ IBM's Unix platform and faces stiff competition from the Linux platform.

  We expect Microsoft to win its appeal. However, even if it doesn't and the company is forced to split in two, we believe there is plenty of value to compensate investors.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A     We believe that the Fed has completed its interest-rate increases and the economy is slowing. This should be favorable for the markets. Despite the technology correction, we are still bullish on semiconductors. We also expect continued growth in the property and casualty areas of insurance. And we see stability in oil prices, which should be positive for our energy holdings. Right now the market lacks notable trends, and investors are looking ahead for signs of where to move next. We have continued to enhance the quality of the portfolio by adding growth companies that have excellent long-term potential and superior fundamentals.

 IMPORTANT INFORMATION FOR SHAREHOLDERS: HOW THE KEMPER RETIREMENT FUND ASSURANCE WORKS

 Kemper Retirement Fund invests in a combination of zero-coupon U.S. Treasury bonds and equity securities, primarily growth stocks. If shares are held to maturity (see page 30 for maturity dates) and all dividends are reinvested, shareholders are assured of receiving their original investment at maturity, plus any returns that the stocks in the portfolio have earned. You may redeem your investment on any business day at the then-current net asset value. Keep in mind that shares redeemed prior to maturity do not benefit from this assurance. Also, if you do not reinvest all dividends, this assurance does not apply. Shares will fluctuate in value.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED JULY 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------
    SERIES II                                 4.93%   10.62%      12.29%      (since 9/10/90)
 ..................................................................................................
    SERIES III                                4.96    11.17       10.66       (since 3/10/92)
 ..................................................................................................
    SERIES IV                                 3.92    10.58        9.39       (since 1/15/93)
 ..................................................................................................
    SERIES V                                  4.52    11.44        9.81       (since 11/15/93)
 ..................................................................................................
    SERIES VI                                 4.31    10.68       10.76        (since 5/1/95)
 ..................................................................................................
    SERIES VII                                3.26      n/a        8.31        (since 5/1/97)
 ..................................................................................................

KEMPER RETIREMENT FUND-SERIES II
Growth of an assumed $10,000 investment in Series II shares from 9/30/90 to 7/31/00
[LINE GRAPH]

                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                         KEMPER RETIREMENT     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE     GOVERNMENT BOND
                                         FUND - SERIES II1            INDEX+              BOND INDEX++             INDEX+++
                                         -----------------     -------------------    --------------------     ---------------
9/30/90                                        9496.00               10000.00               10000.00               10000.00
                                              10322.00               11095.00               10549.00               10549.00
                                              14642.00               15662.00               12165.00               12165.00
12/31/92                                      15090.00               16446.00               13045.00               13045.00
                                              16977.00               16923.00               14435.00               14435.00
                                              15824.00               17373.00               13948.00               13948.00
                                              19550.00               23833.00               16505.00               16505.00
12/31/96                                      21647.00               29343.00               17312.00               17312.00
                                              24636.00               38289.00               18970.00               18970.00
                                              27373.00               53109.00               20839.00               20839.00
                                              31436.00               70711.00               20371.00               20371.00
7/31/00                                       31994.00               70629.00               21362.00               21381.00

KEMPER RETIREMENT FUND-SERIES III
Growth of an assumed $10,000 investment in Series III shares from 3/31/92 to 7/31/00
[LINE GRAPH]

                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                         KEMPER RETIREMENT     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE     GOVERNMENT BOND
                                         FUND - SERIES III1           INDEX+              BOND INDEX++             INDEX+++
                                         ------------------    -------------------    --------------------     ---------------
3/31/92                                        9496.00               10000.00               10000.00               10000.00
                                              10547.00               11045.00               10922.00               10914.00
                                              11982.00               11366.00               12127.00               12077.00
12/31/94                                      11112.00               11668.00               11701.00               11670.00
                                              14020.00               16006.00               13953.00               13809.00
                                              15620.00               19708.00               14358.00               14484.00
12/31/97                                      17875.00               25716.00               15759.00               15872.00
                                              20055.00               35669.00               17254.00               17435.00
                                              22835.00               47490.00               16881.00               17043.00
7/31/00                                       23254.00               47436.00               17771.00               17688.00

KEMPER RETIREMENT FUND-SERIES IV
Growth of an assumed $10,000 investment in Series IV shares from 1/31/93 to 7/31/00
[LINE GRAPH]

                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                         KEMPER RETIREMENT     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE     GOVERNMENT BOND
                                         FUND - SERIES IV1            INDEX+              BOND INDEX++             INDEX+++
                                         -----------------     -------------------    --------------------     ---------------
1/31/93                                        9496.00               10000.00               10000.00               10000.00
                                              10421.00               10410.00               10867.00               10635.00
                                               9569.00               10686.00               10485.00               10469.00
12/31/95                                      12202.00               14660.00               12503.00               12389.00
                                              13359.00               18050.00               12866.00               12995.00
                                              15302.00               23552.00               14122.00               14239.00
12/31/98                                      17277.00               32668.00               15461.00               15642.00
                                              19254.00               43495.00               15127.00               15291.00
7/31/00                                       19554.00               43445.00               15924.00               16049.00

PAST PERFORMANCE DOES NOT GUARANTEE
FUTURE PERFORMANCE. INVESTMENT RETURNS
AND PRINCIPAL VALUES WILL FLUCTUATE SO
THAT SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN ORIGINAL COST.

   *AVERAGE ANNUAL TOTAL RETURN MEASURES
    NET INVESTMENT INCOME AND CAPITAL
    GAIN OR LOSS FROM PORTFOLIO
    INVESTMENTS, ASSUMING REINVESTMENT
    OF ALL DIVIDENDS. AVERAGE ANNUAL
    TOTAL RETURN REFLECTS ANNUALIZED
    CHANGE. DURING THE PERIODS NOTED,
    SECURITIES PRICES FLUCTUATED. FOR
    ADDITIONAL INFORMATION, SEE THE
    PROSPECTUS, STATEMENT OF ADDITIONAL
    INFORMATION AND THE FINANCIAL
    HIGHLIGHTS TABLE AT THE END OF THIS
    REPORT.

   (1)PERFORMANCE INCLUDES REINVESTMENT
      OF DIVIDENDS AND ADJUSTMENT FOR
      THE MAXIMUM SALES CHARGE OF 5%.
      WHEN COMPARING KEMPER RETIREMENT
      FUND SERIES WITH THE INDICES, YOU
      SHOULD NOTE THAT THE FUND'S
      PERFORMANCE REFLECTS THE MAXIMUM
      SALES CHARGE, WHILE NO SUCH
      CHARGES ARE REFLECTED IN THE
      PERFORMANCE OF THE INDICES.
      BEGINNING WITH THE NEXT ANNUAL
      REPORT, THE LEHMAN BROTHERS
      GOVERNMENT BOND INDEX, A MORE
      REPRESENTATIVE INDEX FOR THE FUND,
      WILL BE SHOWN INSTEAD OF THE
      LEHMAN BROTHERS
      GOVERNMENT/CORPORATE BOND INDEX.

   + THE RUSSELL 1000(R) GROWTH INDEX IS
     AN UNMANAGED INDEX COMPRISED OF
     COMMON STOCKS OF LARGER U.S.
     COMPANIES WITH GREATER THAN AVERAGE
     GROWTH ORIENTATION, IT REPRESENTS
     THE UNIVERSE OF STOCKS FROM WHICH
     "EARNINGS/GROWTH" MONEY MANAGERS
     TYPICALLY SELECT. IT ASSUMES
     REINVESTMENT OF DIVIDENDS. SOURCE
     IS WIESENBERGER.

   ++ THE LEHMAN BROTHERS GOVERNMENT/
      CORPORATE BOND INDEX IS AN
      UNMANAGED INDEX COMPRISED OF
      INTERMEDIATE- AND LONG-TERM
      GOVERNMENT AND INVESTMENT-GRADE
      CORPORATE DEBT SECURITIES. SOURCE
      IS WIESENBERGER.

   +++ THE LEHMAN BROTHERS GOVERNMENT
       BOND INDEX IS A MARKET VALUE
       WEIGHTED INDEX OF U.S. TREASURY
       AND GOVERNMENT AGENCY SECURITIES
       (OTHER THAN MORTGAGE SECURITIES)
       WITH MATURITIES OF ONE YEAR OR
       MORE. SOURCE IS LEHMAN BROTHERS.

PERFORMANCE UPDATE

KEMPER RETIREMENT FUND-SERIES V
Growth of an assumed $10,000 investment in Series V shares from 11/30/93 to 7/31/00
[LINE GRAPH]

                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                         KEMPER RETIREMENT     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE     GOVERNMENT BOND
                                          FUND - SERIES V1            INDEX+              BOND INDEX++             INDEX+++
                                         -----------------     -------------------    --------------------     ---------------
11/30/93                                       9500.00               10000.00               10000.00               10000.00
                                               9553.00               10173.00               10044.00               10039.00
                                               8841.00               10443.00                9691.00                9700.00
12/31/95                                      11404.00               14327.00               11556.00               11479.00
                                              12540.00               17639.00               11892.00               12040.00
12/31/97                                      14597.00               23017.00               13052.00               13193.00
                                              16613.00               31926.00               14290.00               14493.00
                                              18539.00               42507.00               13981.00               14168.00
7/31/00                                       18879.00               42458.00               14718.00               14870.00

KEMPER RETIREMENT FUND-SERIES VI
Growth of an assumed $10,000 investment in Series VI shares from 5/31/95 to 7/31/00
[LINE GRAPH]

                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                         KEMPER RETIREMENT     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE     GOVERNMENT BOND
                                         FUND - SERIES VI1            INDEX+              BOND INDEX++             INDEX+++
                                         -----------------     -------------------    --------------------     ---------------
5/31/95                                        9505.00               10000.00               10000.00               10000.00
                                               9556.00               10386.00               10080.00               10077.00
                                               9876.00               11329.00               10273.00               10255.00
                                              10481.00               11845.00               10752.00               10723.00
                                              10333.00               12481.00               10500.00               10481.00
                                              10397.00               13274.00               10549.00               10530.00
                                              10798.00               13753.00               10736.00               10708.00
12/31/96                                      11301.00               14583.00               11064.00               11248.00
                                              11077.00               14662.00               10968.00               11156.00
                                              12127.00               17434.00               11366.00               11542.00
                                              12920.00               18745.00               11765.00               11929.00
                                              13198.00               19029.00               12143.00               12325.00
                                              13994.00               21912.00               12328.00               12511.00
                                              14181.00               22906.00               12642.00               12841.00
9/30/98                                       14081.00               20825.00               13279.00               13551.00
                                              15132.00               26394.00               13295.00               13539.00
                                              15105.00               28072.00               13136.00               13345.00
                                              15485.00               29153.00               12993.00               13232.00
                                              15091.00               28083.00               13061.00               13319.00
                                              16218.00               35142.00               13008.00               13235.00
                                              16719.00               37647.00               13356.00               13678.00
                                              16704.00               36629.00               13550.00               13848.00
7/31/00                                       16719.00               35102.00               13693.00               13891.00

KEMPER RETIREMENT FUND-SERIES VII
Growth of an assumed $10,000 investment in Series VII shares from 5/31/97 to 7/31/00
[LINE GRAPH]

                                                                                        LEHMAN BROTHERS        LEHMAN BROTHERS
                                         KEMPER RETIREMENT     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE     GOVERNMENT BOND
                                         FUND - SERIES VII1           INDEX+              BOND INDEX++             INDEX+++
                                         ------------------    -------------------    --------------------     ---------------
5/31/97                                        9496.00               10000.00               10000.00               10000.00
                                               9695.00               10400.00               10120.00               10112.00
                                              10305.00               11182.00               10475.00               10451.00
                                              10589.00               11352.00               10812.00               10798.00
                                              11162.00               13072.00               10976.00               10961.00
                                              11385.00               13664.00               11256.00               11250.00
9/30/98                                       11470.00               12423.00               11823.00               11872.00
                                              12173.00               15745.00               11837.00               11862.00
                                              11989.00               16746.00               11696.00               11692.00
                                              12086.00               17391.00               11568.00               11592.00
                                              11740.00               16753.00               11629.00               11669.00
12/31/99                                      12383.00               20964.00               11581.00               11595.00
                                              12828.00               22458.00               11891.00               11984.00
                                              12884.00               21850.00               12064.00               11957.00
7/31/00                                       12895.00               20939.00               12192.00               12170.00

LARGEST HOLDINGS

THE FUND'S LARGEST STOCK HOLDINGS*
Percentages based on the fund's total common stock holdings as of July 31, 2000.

                   HOLDINGS      SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI   SERIES VII
-------------------------------------------------------------------------------------------------------
1.              CISCO SYSTEMS       4.5%         4.2%        4.6%        4.9%       5.0%         3.9%
-------------------------------------------------------------------------------------------------------
2.              INTEL               4.4%         4.4%        4.1%        4.3%       4.4%         4.2%
-------------------------------------------------------------------------------------------------------
3.              GENERAL             3.6%         3.8%        3.6%        4.1%       4.1%         3.6%
                ELECTRIC
-------------------------------------------------------------------------------------------------------
4.              MICROSOFT           3.5%         3.4%        2.9%        3.3%       3.5%         3.4%
-------------------------------------------------------------------------------------------------------
5.              PEPSICO             2.9%         3.0%        2.9%        2.8%       2.7%         2.8%
-------------------------------------------------------------------------------------------------------
6.              PFIZER              2.1%         2.1%        2.3%        2.1%       2.3%         2.1%
-------------------------------------------------------------------------------------------------------
7.              LINEAR              2.1%         2.5%        1.6%        2.0%       2.1%           --
                TECHNOLOGY
-------------------------------------------------------------------------------------------------------
8.              WAL-MART            2.1%         2.3%        2.0%        2.3%       2.4%         2.0%
-------------------------------------------------------------------------------------------------------
9.              BAXTER              2.0%         2.1%        2.3%        2.1%       2.0%         2.1%
                INTERNATIONAL
-------------------------------------------------------------------------------------------------------
10.             UNITED              1.8%         1.8%        2.0%        1.9%       1.6%         1.9%
                TECHNOLOGIES
-------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

INDIVIDUAL HOLDINGS

DESCRIPTION OF YOUR FUND'S LARGEST HOLDINGS

             HOLDINGS
---------------------------------------------------------------------------------
1.           CISCO SYSTEMS              Large, comprehensive supplier of routing
                                        software and related systems that direct
                                        the flow of data between local networks
                                        and the Internet.
---------------------------------------------------------------------------------
2.           INTEL                      Designs, develops, manufactures and sells
                                        advanced microcomputer components, such
                                        as semiconductors.
---------------------------------------------------------------------------------
3.           GENERAL ELECTRIC           A broadly diversified company with major
                                        businesses in power generators,
                                        appliances, lighting, plastics, medical
                                        systems, aircraft engines, financial
                                        services and broadcasting.
---------------------------------------------------------------------------------
4.           MICROSOFT                  Develops, markets and supports a variety
                                        of software, operating systems, Internet
                                        services, and language and application
                                        programs.
---------------------------------------------------------------------------------

5.           PEPSICO                    One of the largest international snack
                                        food and soft drink producers.
---------------------------------------------------------------------------------
6.           PFIZER                     A research-based pharmaceutical company
                                        involved in the discovery, development,
                                        manufacturing and marketing of medicines
                                        for humans and animals.
---------------------------------------------------------------------------------
7.           LINEAR TECHNOLOGY          Designs, manufactures and markets
                                        integrated circuits for a variety of
                                        products, including telecommunications
                                        equipment, computers, satellites and
                                        automotive systems.
---------------------------------------------------------------------------------
8.           WAL-MART                   Large, global retailer with operations in
                                        the United States, Asia and Latin
                                        America. Wal-Mart operates Wal-Marts,
                                        Wal-Mart Supercenters and Sam's Clubs and
                                        sells branded merchandise under the
                                        Popular Mechanics, Better Homes & Gardens
                                        and Sam's American Choice labels.
---------------------------------------------------------------------------------
9.           BAXTER INTERNATIONAL       An international market-leader in health
                                        care that develops, manufactures and
                                        distributes a diversified line of
                                        products, systems and services to
                                        hospitals, clinical and medical research
                                        laboratories, blood and dialysis centers,
                                        rehabilitation centers and nursing homes.
---------------------------------------------------------------------------------
10.          UNITED TECHNOLOGIES        Designs, develops, manufactures, sells
                                        and services mechanical products,
                                        including aircraft engines and parts,
                                        elevators, and air conditioning, heating
                                        and refrigeration systems and equipment.
---------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND
SERIES II THROUGH VII
Portfolio of Investments at July 31, 2000

                                                                              SERIES II                    SERIES III
    SHORT-TERM NOTES--0.6%, 4.0%,                                      PRINCIPAL                   PRINCIPAL
    2.2%, 2.2%, 2.2% AND 0.0%           SECURITY NAME                   AMOUNT         VALUE        AMOUNT         VALUE

    REPURCHASE AGREEMENTS--0.6%, 0.9%,
    0.8%, 0.6%, 1.0% AND 0.0%
                                        State Street Bank and
                                          Trust Company, 6.53%,
                                          to be repurchased at
                                          $811,147, $991,180,
                                          $884,160, $740,134 and
                                          $617,112 on 08/01/2000**    $   811,000   $   811,000   $   991,000   $   991,000
                                          (Cost $811,000, $991,000,
                                          $884,000, $740,000,
                                          $617,000 and $0)
                                        ---------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

    COMMERCIAL
    PAPER--0.0%, 3.1%, 1.4%, 1.6%,
    1.2% AND 0.0%
                                        Countrywide Home Loans,
                                          6.52%***, 08/02/2000                 --            --     1,000,000       999,818
                                        Xerox Credit Corp.,
                                          6.72%***, 08/01/2000                 --            --     2,500,000     2,500,000
                                        ---------------------------------------------------------------------------------------
                                        TOTAL COMMERCIAL PAPER
                                        (Cost $0, $3,499,818, $1,500,000,
                                        $1,799,818, $800,050 and $0)                         --                   3,499,818
                                        ---------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM NOTES
                                        (Cost $811,000, $4,490,818, $2,384,000,
                                        $2,539,818, $1,417,000 and $0)                  811,000                   4,490,818
                                        ---------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--49.2%, 45.2%, 50.1%, 43.5%,
    52.4% AND 63.6%
                                        U.S. Treasury Separate
                                          Trading Registered
                                          Interest and Principal
                                          Securities, zero coupon,
                                          08/15/2000, 02/15/2002,
                                          02/15/2003, 11/15/2004,
                                          5/15/2006 and 5/15/2008      68,000,000    67,844,960    55,700,000    50,884,178
                                        ---------------------------------------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT OBLIGATIONS
                                        (Cost $67,848,339, $49,588,908,
                                        $54,105,519, $46,648,909, $32,187,987 and
                                        30,707,936)                                  67,844,960                  50,884,178
                                        ---------------------------------------------------------------------------------------

    COMMON STOCKS--50.2%, 50.8%, 47.7%, 54.3%, 45.4% AND               NUMBER OF                   NUMBER OF
    36.4%                                                               SHARES                      SHARES

    COMMUNICATIONS--2.5%, 2.3%, 2.4%,
    2.8%, 2.2% AND 1.9%
    TELEPHONE AND
      COMMUNICATIONS--2.3%, 2.1%,
      2.2%, 2.6%,
      2.0% AND 1.8%
                                        BroadWing, Inc.*                   21,300       559,125        16,300       427,875
                                        JDS Uniphase Corp.*                 2,000       236,258         1,500       177,188
                                        Nortel Networks Corp.              15,000     1,115,625        11,000       818,125
                                        Qwest Communications
                                          International, Inc.*             14,300       671,206        11,700       549,169
                                        Verizon Communications             13,000       611,000         9,500       446,500
                                        ---------------------------------------------------------------------------------------
                                                                                      3,193,206                   2,418,857

    MISCELLANEOUS--0.2%,
        0.2%, 0.2%, 0.2%,
        0.2% AND 0.1%
                                        Tycom, Ltd.*                        7,600       257,338         6,000       203,162
                                        ---------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

          SERIES IV                      SERIES V                    SERIES VI                    SERIES VII
      PRINCIPAL                   PRINCIPAL                   PRINCIPAL                   PRINCIPAL
       AMOUNT         VALUE        AMOUNT         VALUE        AMOUNT         VALUE        AMOUNT         VALUE
     $   884,000   $   884,000   $   740,000   $   740,000   $   617,000   $   617,000            --            --
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
              --            --     1,000,000       999,818            --            --            --            --
       1,500,000     1,500,000       800,000       800,000       800,000       800,000            --            --
----------------------------------------------------------------------------------------------------------------------
                     1,500,000                   1,799,818                     800,000                          --
----------------------------------------------------------------------------------------------------------------------
                     2,384,000                   2,539,818                   1,417,000                          --
----------------------------------------------------------------------------------------------------------------------

      63,700,000    54,294,331    64,850,000    49,504,917    46,900,000    32,937,401    47,900,000    29,772,724
----------------------------------------------------------------------------------------------------------------------
                    54,294,331                  49,504,917                  32,937,401                  29,772,724
----------------------------------------------------------------------------------------------------------------------

      NUMBER OF                   NUMBER OF                   NUMBER OF                   NUMBER OF
       SHARES                      SHARES                      SHARES                      SHARES

          16,300       427,875        18,300       480,375         8,600       225,750         5,200       136,500
           1,500       177,188         2,000       236,250         1,000       118,125           500        59,063
          11,000       818,125        14,000     1,041,250         5,500       409,063         4,000       297,500
           9,700       455,294        11,700       549,169         4,500       211,219         3,500       164,281
          10,500       493,500        13,500       634,500         6,500       305,500         3,500       164,500
----------------------------------------------------------------------------------------------------------------------
                     2,371,982                   2,941,544                   1,269,657                     821,844

           6,000       203,162         7,600       257,338         2,900        98,188         2,100        71,107
----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                         SERIES II                   SERIES III
                                                                  NUMBER OF                  NUMBER OF
                                                                    SHARES       VALUE        SHARES        VALUE

    CONSUMER
    DISCRETIONARY--3.0%,
    3.3%, 3.1%, 3.5%,
    3.0% AND 2.2%
      DEPARTMENT & CHAIN
      STORES
                                  Gap, Inc.                          6,000     $  214,875      8,000      $  286,500
                                  Home Depot, Inc.                  17,500        905,625     16,500         853,875
                                  Kohl's Corp.*                     12,500        709,375     10,000         567,500
                                  Target Corp.                      29,000        841,000     25,000         725,000
                                  Wal-Mart Stores, Inc.             26,000      1,428,375     24,000       1,318,500
                                  --------------------------------------------------------------------------------------
                                                                                4,099,250                  3,751,375
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--
    2.9%, 2.9%, 2.7%,
    2.9%, 2.4% AND 2.0%

      FOOD & BEVERAGE--2.1%,
      2.2%, 2.0%, 2.2%, 1.7% AND
      1.5%
                                  H.J. Heinz Co.                    22,700        906,581     18,500         738,844
                                  PepsiCo, Inc.                     44,000      2,015,750     37,200       1,704,225
                                  --------------------------------------------------------------------------------------
                                                                                2,922,331                  2,443,069

      PACKAGE GOODS AND
      COSMETICS--0.8%,
      0.7%, 0.7%, 0.7%,
      0.7% AND 0.5%
                                  Clorox Co.                         9,000        371,813      7,000         289,187
                                  Colgate-Palmolive Co.             12,000        668,250     10,000         556,875
                                  --------------------------------------------------------------------------------------
                                                                                1,040,063                    846,062
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.7%,
    1.7%, 1.7%, 1.9%,
    1.4% AND 1.3%
      AEROSPACE--1.4%,
      1.5%, 1.4%, 1.6%,
      1.1% AND 1.1%
                                  Boeing Co.                        15,000        735,000     12,000         588,000
                                  United Technologies Corp.         21,000      1,225,875     18,000       1,050,750
                                  --------------------------------------------------------------------------------------
                                                                                1,960,875                  1,638,750

      TELECOMMUNICATIONS
      EQUIPMENT--0.3%,
      0.2%, 0.3%, 0.3%,
      0.3% AND 0.2%
                                  Lucent Technologies, Inc.          9,000        393,750      6,000         262,500
                                  --------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.5%, 2.7%,
    2.4%, 2.7%, 2.3%,
    AND 2.1%
      OIL & GAS
      PRODUCTION--1.5%,
      1.5%, 1.4%, 1.5%,
      1.3% AND 1.2%
                                  Exxon Mobil Corp.                 14,297      1,143,760     11,712         936,960
                                  Royal Dutch Petroleum Co.
                                    (New York shares)               15,000        873,750     13,000         757,250
                                  --------------------------------------------------------------------------------------
                                                                                2,017,510                  1,694,210

      OILFIELD SERVICES AND
      EQUIPMENT--1.0%, 1.2%,
      1.0%, 1.2%, 1.0%, AND 0.9%
                                  Halliburton Co.                    9,000        415,125     10,000         461,250
                                  Schlumberger Ltd.                 14,400      1,064,700     12,000         887,250
                                  --------------------------------------------------------------------------------------
                                                                                1,479,825                  1,348,500
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--8.4%, 8.6%,
    8.4%, 9.1% 7.4%,
    AND 6.1%
      BANKS--0.9%, 1.0%,
      1.0%, 1.1%, 0.8%,
      AND 0.7%
                                  Chase Manhattan Corp.              7,000        347,813      6,000         298,125
                                  FleetBoston Financial Corp.       12,000        429,750     11,000         393,937
                                  Wells Fargo Co.                   12,400        512,275     10,800         446,175
                                  --------------------------------------------------------------------------------------
                                                                                1,289,838                  1,138,237


 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

         SERIES IV                   SERIES V                SERIES VI                  SERIES VII
     NUMBER OF                NUMBER OF                NUMBER OF                NUMBER OF
      SHARES       VALUE       SHARES       VALUE       SHARES       VALUE       SHARES       VALUE

       8,000     $  286,500     9,000     $  322,313     4,000     $  143,250     3,000     $  107,437
      14,500        750,375    17,500        905,625     8,250        426,938     4,600        238,050
      10,000        567,500    10,000        567,500     5,000        283,750     2,000        113,500
      24,000        696,000    26,000        754,000    11,400        330,600     7,000        203,000
      19,000      1,043,813    26,000      1,428,375    12,300        675,731     6,300        346,106
----------------------------------------------------------------------------------------------------------
                  3,344,188                3,977,813                1,860,269                1,008,093
----------------------------------------------------------------------------------------------------------

      15,900        635,006    18,500        738,844     8,200        327,488     5,500        219,656
      33,200      1,520,975    37,500      1,717,969    16,600        760,488    10,300        471,869
----------------------------------------------------------------------------------------------------------
                  2,155,981                2,456,813                1,087,976                  691,525

       6,000        247,875     7,000        289,187     3,000        123,938     2,000         82,625
      10,000        556,875    10,000        556,875     5,000        278,438     3,000        167,062
----------------------------------------------------------------------------------------------------------
                    804,750                  846,062                  402,376                  249,687
----------------------------------------------------------------------------------------------------------

      10,000        490,000    13,000        637,000     5,000        245,000     3,500        171,500
      18,000      1,050,750    20,000      1,167,500     8,000        467,000     5,500        321,063
----------------------------------------------------------------------------------------------------------
                  1,540,750                1,804,500                  712,000                  492,563

       6,000        262,500     8,000        350,000     3,500        153,125     2,500        109,375
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

      10,128        810,240    11,241        899,280     5,356        428,480     3,864        309,120
      12,000        699,000    14,500        844,625     7,000        407,750     4,500        262,125
----------------------------------------------------------------------------------------------------------
                  1,509,240                1,743,905                  836,230                  571,245

       7,000        322,875    10,000        461,250     4,000        184,500     2,500        115,313
      11,000        813,312    12,000        887,250     6,000        443,625     3,700        273,569
----------------------------------------------------------------------------------------------------------
                  1,136,187                1,348,500                  628,125                  388,882
----------------------------------------------------------------------------------------------------------

       5,000        248,437     7,000        347,812     3,000        149,063     2,000         99,375
      10,000        358,125    11,000        393,937     4,000        143,250     3,000        107,437
      10,800        446,175    10,800        446,175     5,200        214,825     3,400        140,463
----------------------------------------------------------------------------------------------------------
                  1,052,737                1,187,924                  507,138                  347,275

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                           SERIES II                   SERIES III
                                                                    NUMBER OF                  NUMBER OF
                                                                     SHARES        VALUE        SHARES       VALUE

      CONSUMER FINANCE--3.3%,
      3.3%, 3.2%, 3.5%,
      2.7% AND 2.4%
                                  American Express Co.               20,000     $  1,133,750    17,500     $  992,031
                                  Capital One Finance Corp.          21,000        1,231,125    17,000        996,625
                                  Citigroup, Inc.                    17,000        1,199,562    14,500      1,023,156
                                  Household International, Inc.      20,919          932,203    15,932        709,970
                                  ---------------------------------------------------------------------------------------
                                                                                   4,496,640                3,721,782

      INSURANCE--3.5%,
      3.7%, 3.5%, 3.9%,
      3.3% AND 2.5%
                                  American International Group,
                                    Inc.                             13,500        1,183,781    11,625      1,019,367
                                  Aon Corp.                          19,400          698,400    14,400        518,400
                                  Cigna Corp.                         5,900          589,263     5,000        499,375
                                  Hartford Financial Services
                                    Group, Inc.                      12,000          771,000    12,000        771,000
                                  Jefferson Pilot Corp.              10,500          640,500     8,000        488,000
                                  St. Paul Companies, Inc.           21,000          933,188    19,000        844,313
                                  ---------------------------------------------------------------------------------------
                                                                                   4,816,132                4,140,455

      OTHER FINANCIAL
      COMPANIES--0.7%,
      0.6%, 0.7%, 0.6%,
      0.6% AND 0.5%
                                  Marsh & McLennan Companies, Inc.    8,000          976,000     6,000        732,000
                                  ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    HEALTH--6.9%, 7.1%,
    7.1%, 7.7%, 6.4%,
    AND 5.5%

      BIOTECHNOLOGY--1.4%,
      1.4%, 1.4%, 1.5%,
      1.2% AND 1.2%
                                  Amgen, Inc.*                        9,000          584,438     9,000        584,437
                                  Genentech, Inc.*                    2,600          395,525     2,000        304,250
                                  PE Corp-PE Biosystems Group        11,000          959,063     8,500        741,094
                                  ---------------------------------------------------------------------------------------
                                                                                   1,939,026                1,629,781

      MEDICAL SUPPLY AND
      SPECIALTY--1.4%,
      1.6%, 1.5%, 1.6%,
      1.3% AND 1.0%
                                  Baxter International, Inc.         18,000        1,399,500    15,800      1,228,450
                                  Becton, Dickinson & Co.            23,400          590,850    21,500        542,875
                                  ---------------------------------------------------------------------------------------
                                                                                   1,990,350                1,771,325

      PHARMACEUTICALS--4.1%,
      4.1%, 4.2%, 4.6%,
      3.9% AND 3.3%
                                  Abbott Laboratories                25,100        1,044,787    20,300        844,987
                                  Allergan, Inc.                      9,300          622,519     7,500        502,031
                                  Alza Corp.*                         9,000          582,750     8,000        518,000
                                  Eli Lilly & Co.                     7,000          727,125     6,000        623,250
                                  Forest Laboratories, Inc.*          3,200          342,400     2,900        310,300
                                  Merck & Co., Inc.                  12,000          860,250     9,000        645,188
                                  Pfizer, Inc.                       33,375        1,439,297    27,250      1,175,156
                                  ---------------------------------------------------------------------------------------
                                                                                   5,619,128                4,618,912
-------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--2.3%,
    2.4%, 2.2%, 2.7%,
    2.4% AND 1.8%

      DIVERSIFIED MANUFACTURING
                                  General Electric Co.               47,800        2,458,712    42,400      2,180,950
                                  Tyco International Ltd.            14,108          754,778    10,170        544,095
                                  ---------------------------------------------------------------------------------------
                                                                                   3,213,490                2,725,045
-------------------------------------------------------------------------------------------------------------------------
    MEDIA--3.0%,
    3.0%, 2.6%, 3.2%,
    2.6% AND 2.0%

      BROADCASTING AND
      ENTERTAINMENT--2.5%,
      2.4%, 2.2%, 2.6%,
      2.1% AND 1.6%
                                  Clear Channel Communications,
                                    Inc.*                             6,258          476,781     4,522        344,520
                                  Infinity Broadcasting Corp. "A"*   19,900          701,475    15,900        560,475
                                  The Walt Disney Co.                17,000          657,688    11,000        425,563
                                  Univision Communication, Inc.*      4,500          559,125     4,000        497,000
                                  Viacom, Inc. "B"*                  15,025          996,345    13,770        913,123
                                  ---------------------------------------------------------------------------------------
                                                                                   3,391,414                2,740,681

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

         SERIES IV                   SERIES V                SERIES VI                  SERIES VII
     NUMBER OF                NUMBER OF                NUMBER OF                NUMBER OF
      SHARES       VALUE       SHARES       VALUE       SHARES       VALUE       SHARES       VALUE

      15,500     $  878,656    17,000     $  963,687     7,650     $  433,659     5,000     $  283,437
      16,000        938,000    19,000      1,113,875     7,500        439,688     5,000        293,125
      13,000        917,312    16,500      1,164,281     6,750        476,297     4,350        306,947
      15,932        709,970    16,932        754,532     7,813        348,167     5,259        234,354
----------------------------------------------------------------------------------------------------------
                  3,443,938                3,996,375                1,697,811                1,117,863

      11,625      1,019,367    13,500      1,183,781     6,375        559,008     3,750        328,828
      14,400        518,400    14,400        518,400     6,700        241,200     4,200        151,200
       5,000        499,375     6,000        599,250     2,500        249,688     1,100        109,862
      10,000        642,500    11,000        706,750     5,500        353,375     3,000        192,750
       7,500        457,500    10,500        640,500     5,000        305,000     2,350        143,350
      16,000        711,000    19,000        844,313     9,000        399,938     5,000        222,188
----------------------------------------------------------------------------------------------------------
                  3,848,142                4,492,994                2,108,209                1,148,178

       6,000        732,000     6,000        732,000     3,000        366,000     2,000        244,000
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

       7,000        454,563     9,500        616,906     3,600        233,775     2,500        162,344
       2,000        304,250     2,000        304,250     1,000        152,125       700        106,487
       8,000        697,500     8,500        741,094     4,000        348,750     3,200        279,000
----------------------------------------------------------------------------------------------------------
                  1,456,313                1,662,250                  734,650                  547,831

      15,000      1,166,250    16,800      1,306,200     7,500        583,125     4,500        349,875
      18,200        459,550    20,600        520,150     8,600        217,150     5,350        135,087
----------------------------------------------------------------------------------------------------------
                  1,625,800                1,826,350                  800,275                  484,962

      20,300        844,988    21,300        886,612    10,200        424,575     7,000        291,375
       6,600        441,788     7,500        502,031     3,900        261,056     2,600        174,037
       8,000        518,000     9,000        582,750     4,000        259,000     2,500        161,875
       6,000        623,250     8,000        831,000     3,500        363,563     1,800        186,975
       2,250        240,750     2,700        288,900     1,250        133,750     1,000        107,000
      10,000        716,875    12,000        860,250     5,500        394,281     3,600        258,075
      27,250      1,175,156    30,000      1,293,750    15,000        646,875     8,500        366,563
----------------------------------------------------------------------------------------------------------
                  4,560,807                5,245,293                2,483,100                1,545,900
----------------------------------------------------------------------------------------------------------

      36,400      1,872,325    49,800      2,561,588    23,000      1,183,063    12,000        617,250
      10,020        536,070    10,000        535,000     6,000        321,000     4,000        214,000
----------------------------------------------------------------------------------------------------------
                  2,408,395                3,096,588                1,504,063                  831,250
----------------------------------------------------------------------------------------------------------

       4,522        344,520     5,101        388,632     2,471        188,259     1,204         91,730
      14,900        525,225    18,900        666,225     7,900        278,475     5,700        200,925
      11,000        425,563    11,000        425,562     5,500        212,781     3,500        135,406
       2,500        310,625     4,000        497,000     1,500        186,375       700         86,975
      11,430        757,952    14,421        956,293     6,831        452,981     3,773        250,197
----------------------------------------------------------------------------------------------------------
                  2,363,885                2,933,712                1,318,871                  765,233

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                           SERIES II                   SERIES III
                                                                    NUMBER OF                  NUMBER OF
                                                                     SHARES        VALUE        SHARES       VALUE

    CABLE TELEVISION--0.5%,
      0.6%, 0.4%, 0.6%,
      0.5% AND 0.4%
                                  AT&T Corp.--Liberty Media "A"*     31,000     $    689,750    28,000     $  623,000
                                  ---------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.9%,
    2.0%, 1.8%, 2.1%
    1.6% AND 1.5%
      ENVIRONMENTAL
      SERVICES--0.5%, 0.5%,
      0.5%, 0.5%, 0.4%,
      AND 0.3%
                                  Transocean Sedco Forex, Inc.       12,400          613,780    10,936        541,332
                                  ---------------------------------------------------------------------------------------

      INVESTMENT--0.4%,
      0.5%, 0.4%, 0.6%,
      0.4% AND 0.4%
                                  Merrill Lynch & Co., Inc.           4,500          581,625     4,000        517,000
                                  ---------------------------------------------------------------------------------------

      MISCELLANEOUS
      COMMERCIAL--0.5%,
      0.5%, 0.4%, 0.5%,
      0.4% AND 0.4%
                                  Siebel Systems, Inc.*               4,700          681,500     4,000        580,000
                                  ---------------------------------------------------------------------------------------

      PRINTING AND
      PUBLISHING--0.5%,
      0.5%, 0.5%, 0.5%,
      0.4% AND 0.4%
                                  McGraw-Hill, Inc.                  11,900          707,306     9,600        570,600
                                  ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--15.1%,
    14.8%, 13.3%, 15.6%,
    13.7% AND 10.1%
      COMPUTER SOFTWARE--2.9%,
      2.5%, 2.1%, 2.7%, 2.5%
      AND 2.0%
                                  Intuit, Inc.*                       7,000          238,000     6,000        204,000
                                  Microsoft Corp.*                   34,500        2,408,531    27,500      1,919,844
                                  Oracle Corp.*                      17,400        1,308,262     9,200        691,725
                                  ---------------------------------------------------------------------------------------
                                                                                   3,954,793                2,815,569

      DIVERSE ELECTRONIC
      PRODUCTS--3.0%, 3.0%,
      2.9%, 3.1%, 2.7%
      AND 2.3%
                                  Applied Materials, Inc.*            9,600          728,400     7,500        569,062
                                  Dell Computer Corp.*               21,500          944,656    17,000        746,937
                                  General Motors Corp. "H" (New)*    24,000          621,000    21,000        543,375
                                  Motorola Inc.                      21,000          694,313    16,000        529,000
                                  Solectron Corp.*                   16,000          645,000    14,000        564,375
                                  Teradyne, Inc.*                     7,400          468,975     6,200        392,925
                                  ---------------------------------------------------------------------------------------
                                                                                   4,102,344                3,345,674

      EDP PERIPHERALS--0.3%,
      0.2%, 0.2%, 0.2%,
      0.2%, AND 0.2%
                                  VERITAS Software Corp.*             3,500          356,781     2,500        254,844
                                  ---------------------------------------------------------------------------------------

      ELECTRONIC
      COMPONENTS--2.4%,
      2.4%, 2.4%, 2.9%,
      2.4% AND 1.6%
                                  Cisco Systems, Inc.*               48,000        3,141,000    37,000      2,421,188
                                  Juniper Networks, Inc.*             2,000          284,875     1,500        213,656
                                  ---------------------------------------------------------------------------------------
                                                                                   3,425,875                2,634,844

      ELECTRONIC DATA
      PROCESSING--2.4%,
      2.3%, 2.1%, 2.4%,
      2.2% AND 1.8%
                                  International Business Machines
                                    Corp.                            10,000        1,124,375     8,000        899,500
                                  Radioshack Corp                    15,500          873,813    12,500        704,688
                                  Sun Microsystems, Inc.*            12,200        1,286,337     9,300        980,569
                                  ---------------------------------------------------------------------------------------
                                                                                   3,284,525                2,584,757

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

         SERIES IV                   SERIES V                SERIES VI                  SERIES VII
     NUMBER OF                NUMBER OF                NUMBER OF                NUMBER OF
      SHARES       VALUE       SHARES       VALUE       SHARES       VALUE       SHARES       VALUE

      22,000     $  489,500    31,000     $  689,750    15,500     $  344,875     8,500     $  189,125
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

      10,742        531,729    11,129        550,886     4,688        231,066     2,716        134,432
----------------------------------------------------------------------------------------------------------

       3,500        452,375     5,000        646,250     2,000        258,500     1,500        193,875
----------------------------------------------------------------------------------------------------------

       2,500        362,500     4,000        580,000     1,500        217,500     1,300        188,500
----------------------------------------------------------------------------------------------------------

       9,000        534,937    10,300        612,206     4,700        279,356     3,000        178,313
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

       6,000        204,000     7,000        238,000     3,000        102,000     1,500         51,000
      21,300      1,487,006    29,000      2,024,563    14,300        998,319     8,400        586,425
       8,200        616,537    10,800        812,025     6,000        451,125     4,000        300,750
----------------------------------------------------------------------------------------------------------
                  2,307,543                3,074,588                1,551,444                  938,175

       6,500        493,188     7,500        569,062     3,800        288,325     2,000        151,750
      17,000        746,937    17,000        746,937     7,500        329,531     5,500        241,656
      18,000        465,750    21,000        543,375    12,000        310,500     7,500        194,062
      16,000        529,000    20,000        661,250     9,000        297,563     5,500        181,844
      13,000        524,062    15,000        604,688     7,000        282,188     4,500        181,406
       5,000        316,875     7,400        468,975     3,100        196,463     2,000        126,750
----------------------------------------------------------------------------------------------------------
                  3,075,812                3,594,287                1,704,570                1,077,468

       2,500        254,844     2,500        254,844     1,300        132,519     1,000        101,938
----------------------------------------------------------------------------------------------------------

      36,000      2,355,750    46,000      3,010,125    22,000      1,439,625    10,200        667,462
       1,500        213,656     2,000        284,875       750        106,828       500         71,219
----------------------------------------------------------------------------------------------------------
                  2,569,406                3,295,000                1,546,453                  738,681

       8,000        899,500     8,500        955,719     4,000        449,750     2,500        281,094
       9,500        535,563    13,500        761,063     6,800        383,350     3,900        219,863
       8,300        875,131     9,300        980,569     5,100        537,731     3,200        337,400
----------------------------------------------------------------------------------------------------------
                  2,310,194                2,697,351                1,370,831                  838,357

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                        SERIES II                    SERIES III
                                                                 NUMBER OF                  NUMBER OF
                                                                  SHARES        VALUE        SHARES        VALUE

    SEMICONDUCTORS--4.1%,
      4.4%, 3.6%, 4.3%,
      3.7% AND 2.2%
                                  Intel Corp.                     46,000     $  3,070,500    38,000     $  2,536,500
                                  Linear Technology Corp.         26,000        1,436,500    26,000        1,436,500
                                  Texas Instruments, Inc.         13,000          762,938    11,500          674,906
                                  Xilinx, Inc.*                    6,000          450,375     4,400          330,275
                                  --------------------------------------------------------------------------------------
                                                                                5,720,313                  4,978,181
                                  --------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $49,807,222, $41,860,736,
                                  $38,186,644, $44,609,163, $20,712,924
                                  and $13,607,005)                             69,214,758                 57,270,504
                                  --------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO--100.0%
                                  (Cost $118,466,561, $95,940,462,
                                  $94,676,163, $93,797,890, $54,317,911
                                  and $44,314,941)                           $137,870,718               $112,645,500
                                  --------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  *  Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) Based on the cost of investments for federal income tax purposes at July 31, 2000, the unrealized appreciation and depreciation on investments is as follows:

                                     SERIES II     SERIES III    SERIES IV      SERIES V     SERIES VI     SERIES VII
                                     ---------     ----------    ---------      --------     ---------     ----------
Cost of investments for federal
  income tax purposes               $118,580,754   $95,988,274   $94,723,975   $93,876,604   $54,357,269   $44,340,099
----------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation         21,284,731    18,255,061    15,102,109    21,724,954     9,525,049     4,100,549
----------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation          1,994,767     1,597,835     1,556,256     1,814,012       994,990     1,606,522
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation           19,289,964    16,657,226    13,545,853    19,910,942     8,530,059     2,494,027
----------------------------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

          SERIES IV                     SERIES V                  SERIES VI                  SERIES VII
     NUMBER OF                  NUMBER OF                  NUMBER OF                 NUMBER OF
      SHARES        VALUE        SHARES        VALUE        SHARES        VALUE       SHARES        VALUE

      32,000     $  2,136,000    40,000     $  2,670,000    19,000     $ 1,268,250    10,800     $   720,900
      15,000          828,750    22,000        1,215,500    11,000         607,750        --              --
      10,000          586,875    10,000          586,875     4,500         264,094     4,000         234,750
       4,400          330,275     5,000          375,313     2,500         187,656     1,200          90,075
----------------------------------------------------------------------------------------------------------------
                    3,881,900                  4,847,688                 2,327,750                 1,045,725
----------------------------------------------------------------------------------------------------------------
                   51,591,497                 61,742,811                28,532,927                17,061,402
----------------------------------------------------------------------------------------------------------------
                 $108,269,828               $113,787,546               $62,887,328               $46,834,126
----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of July 31, 2000

                                                                        SERIES
                                   --------------------------------------------------------------------------------
                                        II            III           IV             V            VI          VII
ASSETS
Investments at value,
(Cost: $118,466,561,
$95,940,462, $94,676,163,
$93,797,890, $54,317,911,
$44,314,941)                       $137,870,718   112,645,500   108,269,828   113,787,546   62,887,328   46,834,126
-------------------------------------------------------------------------------------------------------------------
Cash                                        577        29,018           299           720          330       22,846
-------------------------------------------------------------------------------------------------------------------
Receivable for investments sold         379,265       379,265     1,232,315     1,144,126      157,147       93,368
-------------------------------------------------------------------------------------------------------------------
Dividends receivable                     20,670        16,269        15,922        16,702        7,870        5,190
-------------------------------------------------------------------------------------------------------------------
Interest receivable                         147           180           160           134          112           --
-------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold              --            --            --            --           --           67
-------------------------------------------------------------------------------------------------------------------
Foreign taxes recoverable                    --           816           816           825           --           --
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        138,271,377   113,071,048   109,519,340   114,950,053   63,052,787   46,955,597
-------------------------------------------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased       479,057       501,859       501,859       592,644      247,870      183,868
-------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed        717,992       128,165       136,256        89,057       30,593       37,765
-------------------------------------------------------------------------------------------------------------------
Accrued management fee                   60,109        48,298        46,676        49,055       26,868       19,969
-------------------------------------------------------------------------------------------------------------------
Other accrued expenses and
payables                                112,435        98,670       119,990       137,017       90,206       99,161
-------------------------------------------------------------------------------------------------------------------
Total liabilities                     1,369,593       776,992       804,781       867,773      395,537      340,763
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE               $136,901,784   112,294,056   108,714,559   114,082,280   62,657,250   46,614,834
-------------------------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment
income (loss)                      $    352,270     2,270,526     1,712,913     2,442,894      980,761      873,143
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments        19,404,157    16,705,038    13,593,665    19,989,656    8,569,417    2,519,185
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                                2,205,268     7,870,290     7,028,159     8,061,305    3,633,971    1,486,942
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                     114,940,089    85,448,202    86,379,822    83,588,425   49,473,101   41,735,564
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE               $136,901,784   112,294,056   108,714,559   114,082,280   62,657,250   46,614,834
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
Shares outstanding                   11,488,533    10,126,525     9,810,218    10,815,657    5,356,545    4,017,529
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
(Net assets / outstanding shares
of beneficial interest, $.01 par
value, unlimited number of shares
authorized)                        $      11.92         11.09         11.08         10.55        11.70        11.60
-------------------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Year ended July 31, 2000

                                                                           SERIES
                                       -------------------------------------------------------------------------------
                                           II            III            IV            V            VI           VII
INVESTMENT INCOME
Dividends (a)                          $   591,799       483,290       457,786       518,977      244,356      150,633
----------------------------------------------------------------------------------------------------------------------
Interest                                 5,423,427     3,997,426     3,650,952     3,903,143    2,238,112    1,840,917
----------------------------------------------------------------------------------------------------------------------
Total income                             6,015,226     4,480,716     4,108,738     4,422,120    2,482,468    1,991,550
----------------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                             747,052       580,036       578,587       598,461      327,511      245,625
----------------------------------------------------------------------------------------------------------------------
Services to shareholders                   186,085       100,837       129,375       178,647      113,062       87,664
----------------------------------------------------------------------------------------------------------------------
Custodian fees                              14,448         3,091         8,933        18,614        5,056        6,944
----------------------------------------------------------------------------------------------------------------------
Administrative services fees               370,774       288,951       287,173       298,597      162,566      122,407
----------------------------------------------------------------------------------------------------------------------
Auditing                                    44,142        48,056        41,389        38,029       17,564       16,512
----------------------------------------------------------------------------------------------------------------------
Legal                                        6,822         6,786         3,979         3,339        1,458        4,001
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                 22,733        14,965        21,539        14,253       15,065        9,000
----------------------------------------------------------------------------------------------------------------------
Reports to shareholders                     28,227        29,209        40,360        11,242       36,524       22,405
----------------------------------------------------------------------------------------------------------------------
Other                                       10,027        10,327        12,389         4,790        7,913       18,516
----------------------------------------------------------------------------------------------------------------------
Total expenses, before expense
reductions                               1,430,310     1,082,258     1,123,724     1,165,972      686,719      533,074
----------------------------------------------------------------------------------------------------------------------
Expense reductions                         (10,915)       (8,528)       (8,647)       (8,853)      (4,855)      (3,687)
----------------------------------------------------------------------------------------------------------------------
Total expenses, after expense
reductions                               1,419,395     1,073,730     1,115,077     1,157,119      681,864      529,387
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)             4,595,831     3,406,986     2,993,661     3,265,001    1,800,604    1,462,163
----------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                             11,290,962     7,901,213     7,903,365     8,115,813    3,656,363    1,491,717
----------------------------------------------------------------------------------------------------------------------
Foreign currency related transactions           29            24            23            24           12            7
----------------------------------------------------------------------------------------------------------------------
                                        11,290,991     7,901,237     7,903,388     8,115,837    3,656,375    1,491,724
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) during the period on
investments                             (1,035,425)      215,986      (487,524)       (4,857)     611,314    1,192,573
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment
transactions                            10,255,566     8,117,223     7,415,864     8,110,980    4,267,689    2,684,297
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS              $14,851,397    11,524,209    10,409,525    11,375,981    6,068,293    4,146,460
----------------------------------------------------------------------------------------------------------------------

(a) Net of foreign taxes withheld of $5,885, $4,216, $3,714, $4,236, $2,536 and
$1,293, respectively.

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SERIES II                     SERIES III
                                                              YEAR ENDED JULY 31,           YEAR ENDED JULY 31,
                                                          ---------------------------    --------------------------
                                                              2000           1999           2000           1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                              $  4,595,831      5,623,320      3,406,986      3,578,452
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions         11,290,991      4,575,390      7,901,237      3,323,614
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period                   (1,035,425)     6,548,376        215,986      5,877,115
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  14,851,397     16,747,086     11,524,209     12,779,181
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                       (7,474,285)    (6,056,874)    (3,144,693)    (3,970,781)
-------------------------------------------------------------------------------------------------------------------
Net realized gains                                         (13,575,370)    (8,476,202)    (3,354,526)    (7,192,415)
-------------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                               21,049,655     15,059,197      6,499,219     12,108,402
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                    (29,538,269)   (24,121,207)   (15,859,176)   (15,179,335)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                (8,488,614)    (9,062,010)    (9,359,957)    (3,070,933)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          (14,686,872)    (6,848,000)    (4,334,967)    (1,454,948)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                          151,588,656    158,436,656    116,629,023    118,083,971
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                136,901,784    151,588,656    112,294,056    116,629,023
-------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                       $    352,270      3,249,252      2,270,526      2,023,978
-------------------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                   12,087,290     12,769,949     10,978,309     11,222,309
-------------------------------------------------------------------------------------------------------------------
Shares sold                                                         --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                1,743,574      1,285,829        638,991      1,207,579
-------------------------------------------------------------------------------------------------------------------
Shares redeemed                                             (2,342,331)    (1,968,488)    (1,490,775)    (1,451,579)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                        (598,757)      (682,659)      (851,784)      (244,000)
-------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                         11,488,533     12,087,290     10,126,525     10,978,309
-------------------------------------------------------------------------------------------------------------------

 24 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

          SERIES IV                   SERIES V                   SERIES VI                  SERIES VII
     YEAR ENDED JULY 31,         YEAR ENDED JULY 31,        YEAR ENDED JULY 31,        YEAR ENDED JULY 31,
  -------------------------   -------------------------   ------------------------   ------------------------
     2000          1999          2000          1999          2000          1999         2000          1999
    2,993,661     3,350,342     3,265,001     3,581,118     1,800,604    2,045,269     1,462,163    1,105,828
  -----------------------------------------------------------------------------------------------------------
    7,903,388     3,242,202     8,115,837     4,314,876     3,656,375    1,941,130     1,491,724       (4,775)
  -----------------------------------------------------------------------------------------------------------
     (487,524)    5,677,914        (4,857)    4,968,640       611,314    1,988,171     1,192,573      270,391
  -----------------------------------------------------------------------------------------------------------
   10,409,525    12,270,458    11,375,981    12,864,634     6,068,293    5,974,570     4,146,460    1,371,444
  -----------------------------------------------------------------------------------------------------------
   (3,214,001)   (3,676,488)   (2,830,545)   (3,913,327)   (1,387,066)  (2,772,993)   (1,323,612)    (698,775)
  -----------------------------------------------------------------------------------------------------------
   (4,045,163)   (6,907,606)   (4,301,894)   (8,413,286)   (1,953,023)  (3,257,619)           --      (65,937)
  -----------------------------------------------------------------------------------------------------------
           --            --            --            --            --           --     6,029,655   25,523,247
  -----------------------------------------------------------------------------------------------------------
    7,259,164    10,296,406     7,124,818    11,943,373     3,337,031    5,871,453     1,292,763      737,299
  -----------------------------------------------------------------------------------------------------------
  (22,635,487)  (15,459,403)  (18,900,593)  (16,753,175)  (10,890,684)  (8,819,786)  (11,121,804)  (5,063,143)
  -----------------------------------------------------------------------------------------------------------
  (15,376,323)   (5,162,997)  (11,775,775)   (4,809,802)   (7,553,653)  (2,948,333)   (3,799,386)  21,197,403
  -----------------------------------------------------------------------------------------------------------
  (12,225,962)   (3,476,633)   (7,532,233)   (4,271,781)   (4,825,449)  (3,004,375)     (976,538)  21,804,135
  -----------------------------------------------------------------------------------------------------------
  120,940,521   124,417,154   121,614,513   125,886,294    67,482,699   70,487,074    47,591,372   25,787,237
  -----------------------------------------------------------------------------------------------------------
  108,714,559   120,940,521   114,082,280   121,614,513    62,657,250   67,482,699    46,614,834   47,591,372
  -----------------------------------------------------------------------------------------------------------
    1,712,913     1,949,641     2,442,894     2,021,666       980,761      573,519       873,143      738,965
  -----------------------------------------------------------------------------------------------------------
   11,207,722    11,653,309    11,944,843    12,374,910     6,015,686    6,263,765     4,347,361    2,427,586
  -----------------------------------------------------------------------------------------------------------
           --            --            --            --            --           --       551,784    2,310,285
  -----------------------------------------------------------------------------------------------------------
      687,891       999,612       724,713     1,228,742       301,160      534,254       117,736       66,483
  -----------------------------------------------------------------------------------------------------------
   (2,085,395)   (1,445,199)   (1,853,899)   (1,658,809)     (960,301)    (782,333)     (999,352)    (456,993)
  -----------------------------------------------------------------------------------------------------------
   (1,397,504)     (445,587)   (1,129,186)     (430,067)     (659,141)    (248,079)     (329,832)   1,919,775
  -----------------------------------------------------------------------------------------------------------
    9,810,218    11,207,722    10,815,657    11,944,843     5,356,545    6,015,686     4,017,529    4,347,361
  -----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       SERIES II
                                                                           MONTH       YEAR ENDED
                                                  YEAR ENDED JULY 31,      ENDED        JUNE 30,
                                                ------------------------   JULY 31,   -------------
                                                 2000     1999     1998     1997      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $12.54    12.41    13.38    12.77     13.01   12.94
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       .39(b)   .45(b)   .52      .05       .56     .58
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            .90      .88      .23      .56      1.29     .77
-------------------------------------------------------------------------------------------------------
Total from investment operations                  1.29     1.33      .75      .61      1.85    1.35
-------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.67)    (.50)    (.54)      --      (.59)   (.57)
-------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions    (1.24)    (.70)   (1.18)      --     (1.50)   (.71)
-------------------------------------------------------------------------------------------------------
Total distributions                              (1.91)   (1.20)   (1.72)      --     (2.09)  (1.28)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.92    12.54    12.41    13.38     12.77   13.01
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              10.45    11.42     6.46     4.78**   15.56   10.92
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)          137      152      158      173       167     168
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                .97      .98      .94      .90*      .92     .94
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     .96      .98      .94      .90*      .92     .94
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         3.10     3.64     3.80     3.98*     4.08    4.16
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         69       40       57       67*       70      54
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             SERIES III
                                                                            MONTH
                                                   YEAR ENDED JULY 31,      ENDED            YEAR ENDED JUNE 30,
                                                 ------------------------   JULY 31,         -------------------
                                                  2000     1999     1998     1997            1997          1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $10.62    10.52    11.33    10.75           10.95         10.75
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .32(b)   .32(b)   .39      .04             .42           .43
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             .77      .82      .27      .54            1.22           .78
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.09     1.14      .66      .58            1.64          1.21
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.30)    (.37)    (.40)      --            (.43)         (.44)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.32)    (.67)   (1.07)      --           (1.41)         (.57)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                (.62)   (1.04)   (1.47)      --           (1.84)        (1.01)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.09    10.62    10.52    11.33           10.75         10.95
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                               10.49    11.47     6.68     5.40**         16.38         11.72
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)           112      117      118      127             122           121
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .94     1.04      .95      .83*            .95           .96
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .93     1.04      .95      .83*            .95           .96
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.95     3.06     3.36     3.63*           3.61          3.67
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          40       44       67       79*             74            59
--------------------------------------------------------------------------------------------------------------------

                                                                              SERIES IV
                                                                            MONTH
                                                   YEAR ENDED JULY 31,      ENDED            YEAR ENDED JUNE 30,
                                                 ------------------------   JULY 31,         -------------------
                                                  2000     1999     1998     1997            1997          1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $10.79    10.68    11.28    10.69           10.70         10.07
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .28(b)   .29(b)   .35      .03             .39           .40
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             .71      .77      .38      .56            1.17           .64
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .99     1.06      .73      .59            1.56          1.04
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.31)    (.33)    (.37)      --            (.38)         (.41)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.39)    (.62)    (.96)      --           (1.19)           --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                (.70)    (.95)   (1.33)      --           (1.57)         (.41)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.08    10.79    10.68    11.28           10.69         10.70
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                9.41    10.35     7.27     5.52**         15.73         10.47
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)           109      121      124      136             131           139
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .98     1.03      .98      .88*            .96           .95
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .97     1.03      .98      .88*            .96           .95
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.61     2.71     2.98     3.22*           3.35          3.46
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          82       36       59       66*             66            52
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              SERIES V
                                                                           MONTH
                                                   YEAR ENDED JULY 31,     ENDED            YEAR ENDED JUNE 30,
                                                 -----------------------   JULY 31,         -------------------
                                                 2000     1999     1998     1997            1997          1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $10.18   10.17    10.86    10.22           10.20          9.53
-------------------------------------------------------------------------------------------------------------------
Income from investments operations:
Net investment income (loss)                       .28(b)   .29(b)   .35      .03             .39           .39
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments transactions                           .72      .76      .39      .61            1.22           .64
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.00     1.05      .74      .64            1.61          1.03
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.25)    (.33)    (.38)      --            (.39)         (.36)
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions     (.38)    (.71)   (1.05)      --           (1.20)           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                               (.63)   (1.04)   (1.43)      --           (1.59)         (.36)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.55   10.18    10.17    10.86           10.22         10.20
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              10.07    10.81     7.76     6.26**         17.14         10.95

 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)          114      122      126      137             131           130
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    .98     1.03      .99      .94*            .96           .96
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     .98     1.03      .99      .94*            .96           .96
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         2.75     2.87     3.16     3.34*           3.59          3.64
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         40       40       66       76*             79            58
-------------------------------------------------------------------------------------------------------------------

                                                                              SERIES VI
                                                                            MONTH
                                                   YEAR ENDED JULY 31,      ENDED            YEAR ENDED JUNE 30,
                                                 ------------------------   JULY 31,         -------------------
                                                  2000     1999     1998     1997            1997          1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $11.22    11.25    11.57    10.86            9.83          9.26
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .32(b)   .33(b)   .38      .03             .33           .24
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             .76      .64      .50      .68            1.26           .57
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.08      .97      .88      .71            1.59           .81
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.25)    (.46)    (.39)      --            (.28)         (.13)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.35)    (.54)    (.81)      --            (.28)         (.11)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                (.60)   (1.00)   (1.20)      --            (.56)         (.24)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.70    11.22    11.25    11.57           10.86          9.83
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                9.80     8.81     8.32     6.54**         16.64          8.79

 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)            63       67       70       73              69            50
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    1.06     1.02     1.01     1.00*           1.02          1.27
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.05     1.02     1.01     1.00*           1.02          1.27
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.77     2.90     3.18     3.43*           3.43          3.47
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          32       33       54       65*             74            34
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                SERIES VII
                                                                                          MONTH      MAY 1(A)
                                                               YEAR ENDED JULY 31,        ENDED        TO
                                                           ---------------------------    JULY 31,   JUNE 30,
                                                            2000       1999      1998      1997       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $10.95     10.62      9.78      9.23        9.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   .33(b)    .32(b)    .21       .01         .02
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   .61       .24       .73       .54         .21
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               .94       .56       .94       .55         .23
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (.29)     (.21)     (.10)       --          --
---------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                   --      (.02)       --        --          --
---------------------------------------------------------------------------------------------------------------
Total distributions                                           (.29)     (.23)     (.10)       --          --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.60     10.95     10.62      9.78        9.23
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                           8.73      5.25      9.68      5.96**      2.56**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                       47        48        26         5           2
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.09      1.18      1.21       .95*       1.17*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.08      1.18      1.21       .95*       1.17*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     2.99      2.86      2.79      3.45*       3.16*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     43        26        43         6*         12*
---------------------------------------------------------------------------------------------------------------

NOTES:

 * Annualized

** Not annualized

(a) Commencement of operations.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charge.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Retirement Fund Series II, III, IV, V, VI
                             and VII (the "Funds") are diversified series of Kemper Target Equity Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

                                          FUND       MATURITY DATE
                                          ----       -------------
                                       Series II   August 15, 2000
                                       Series III  February 15, 2002
                                       Series IV   February 15, 2003
                                       Series V    November 15, 2004
                                       Series VI   May 15, 2006
                                       Series VII  May 15, 2008

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into with Scudder Kemper Investments, Inc., the Funds' investment manager. Fund shares were sold during limited offering periods, which ended during the years 1991 through 1999, and are redeemable on a continuous basis. Series VII's offering period closed on November 30, 1999.

                             On May 23, 2000, the Board of Trustees of the Trust elected to continue operation of Series II after the August 15, 2000 maturity date, with a new maturity date of August 15, 2011. The Board of Trustees also approved changing the name of the Fund to "Kemper Target Fund 2011" and approved the offering of shares of the Fund for a new limited offering period commencing on August 15, 2000.

                             The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose

NOTES TO FINANCIAL STATEMENTS

                             quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends

NOTES TO FINANCIAL STATEMENTS

                             from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the year ended July 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                                              SERIES II    SERIES III    SERIES IV     SERIES V    SERIES VI
                                                             -----------   ----------   -----------   ----------   ----------
                                       Purchases             $54,713,635   45,385,137    92,905,998   46,942,413   20,810,505
                                       Proceeds from sales   $68,875,053   63,403,858   117,930,225   65,991,162   32,798,985

                                                              SERIES VII
                                                              ----------
                                       Purchases              20,609,220
                                       Proceeds from sales    24,401,947

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Funds have a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper"). The Funds pay a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Funds incurred a management fee of $3,077,272 for the year ended July 31, 2000.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of the Funds' shares for the year ended July 31, 2000 are $29,116.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees incurred by the Funds to KDI for the year ended July 31, 2000 are $1,530,468, of which $208,639 is unpaid at July 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Funds. Under the agreement, KSvC received shareholder services fees of $817,152 for the year ended July 31, 2000, of which $174,519 is unpaid at July 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or trustees of Scudder Kemper. For the year ended July 31, 2000, the Funds made no payments to its officers and incurred trustees' fees of $97,555 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Funds have entered into arrangements with their
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the year ended July 31, 2000, the Funds' custodian and transfer agent fees were reduced by $5,838 and $39,647, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Funds and several Kemper funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The
                             Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

REPORT OF AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TARGET EQUITY FUND --

KEMPER RETIREMENT FUND SERIES II, III, IV, V, VI AND VII

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper Target Equity Fund -- Kemper Retirement Fund Series II, III, IV, V, VI and VII as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Kemper Target Equity Fund -- Kemper Retirement Fund Series II, III, IV, V, VI and VII at July 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          September 12, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper Retirement Fund -- Series II, III, IV, V, VI and VII paid distributions of $1.24, $.32, $.39, $.38, $.35 and $.00 per share, respectively, from net long-term capital gains during the year ended July 31, 2000, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, Kemper Retirement
Fund -- Series II, III, IV, V, VI and VII designate $12,000,000, $8,350,000, $8,400,000, $8,954,000, $3,900,000 and $1,590,000, respectively, as capital gain dividends for the year ended July 31, 2000, of which 100% represent 20% gains.

For corporate shareholders of Kemper Retirement Fund -- Series II, III, IV, V, VI and VII 8%, 15%, 14%, 18%, 17% and 11%, respectively, of the income earned during the year ended July 31, 2000 qualified for the dividends received deduction.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President
JAMES R. EDGAR                    PHILLIP J. COLLORA                LINDA J. WONDRACK
Trustee                           Vice President                    Vice President
                                  and Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           IRENE CHENG                       Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                                  BRENDA LYONS
Chairman, Trustee and             TRACY MCCORMICK                   Assistant Treasurer
Vice President                    Vice President
FRED B. RENWICK                   ANN M. MCCREARY
Trustee                           Vice President
JOHN G. WEITHERS                  KATHRYN L. QUIRK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund Prospectus.
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)